                                                                    Exhibit 99.2


                   PRINCIPLE ACCOUNTING OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Glenn R. Bartels, Controller of GS Financial Corp., hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         (1) The amended annual report on Form 10-K/A of the Company for the fiscal year ended December 31, 2001 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


September 19, 2002                            By:  /s/ GLENN R. BARTELS
                                                   --------------------------
                                                   Glenn R. Bartels
                                                   CONTROLLER